~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2020 (May 6, 2020)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.02.	Results of Operations and Financial Condition.
On May 7, 2020, the Registrants announced their financial results for the quarter ended March 31, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2020 Annual Meeting of Realogy Holdings Corp. ("Realogy Holdings" or the "Company") held on May 6, 2020, the following matters were submitted to a vote of stockholders of Realogy Holdings and the voting results were as follows:
1.Election of Directors: The ten nominees named in the 2020 Proxy Statement were elected to serve a one-year term expiring at the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Fiona P. Dias	77,700,468	2,362,949	12,786,773	11,438,863
Matthew J. Espe	77,702,273	2,348,972	12,798,945	11,438,863
V. Ann Hailey	78,243,309	1,810,530	12,796,351	11,438,863
Bryson R. Koehler	78,974,706	1,063,823	12,811,661	11,438,863
Duncan L. Niederauer	76,949,045	3,101,761	12,799,384	11,438,863
Ryan M. Schneider	78,996,707	1,055,506	12,797,977	11,438,863
Enrique Silva	78,975,727	1,063,439	12,811,024	11,438,863
Sherry M. Smith	78,805,905	1,248,368	12,795,917	11,438,863
Christopher S. Terrill	78,987,561	1,072,789	12,789,840	11,438,863
Michael J. Williams	77,715,282	2,335,174	12,799,734	11,438,863
2. Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the 2020 Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
70,295,096	9,082,480	13,472,613	11,438,863
3. Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as Realogy Holdings' independent registered accounting firm for fiscal year 2020 was ratified as follows:

Votes For	Votes Against	Abstain
89,960,027	1,545,338	12,783,688

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated May 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 7, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).